Tumbleweed®

Copyright © 2007 Tumbleweed. All rights reserved.

10th Annual

Needham Growth Stock
Conference

January 9, 2008

Tim Conley, CFO

Exhibit 99.1

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-
looking statements made in reliance on the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These factors are described in the Safe
Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.  In some cases, forward-looking statements can be identified by terminology such as
“may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,”
“plans,” “believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 14, 2007 and Form 10-Q filed November 9,
2007.

We assume no obligation to correct or update information contained in this presentation.

Our Mission

Manage, protect and deliver
information so enterprises can more
productively utilize the Internet for
mission-critical communications.

Tumbleweed Communications: TMWD

Founded in 1993, HQ in Redwood City, CA

Over 3,000 customers worldwide

27 US security patents issued

Award-winning products

Offices in the Americas, Europe and Asia

340 employees

$27M in cash, no debt

Customers Trust Tumbleweed

50% of Fortune 100

7 of 10 top worldwide banks

8 of 10 top US banks

50% of Blue Cross/Blue Shield

300+ law firms

7 of 10 top US brokerages

All 4 arms of the US military

8 of 10 top pharma companies

World’s largest central banks

Energy

Multi-Nationals

Government

Manufacturing

Financial Services

Insurance

Technology

Retail

Telecommunications

Healthcare

Content Security Market Dynamics

Corporate Network

Inbound security is well-understood

Large players have entered the market

Comprehensiveness and usability are key

Email

File Transfer

External Users

Partners

Automated

Processes

Customers

Tumbleweed Inbound Email Security

MailGate™

Inbound threat prevention

Antivirus

Antispam

Content filtering

Award: Best Email Content Filtering Solution

Content Security Market Dynamics

Corporate Network

Outbound data leakage is increasing

Encryption is becoming a necessity

Market is growing

Email

File Transfer

External Users

Partners

Automated

Processes

Customers

MailGate™

Tumbleweed Outbound Email Security

Secure Messenger™

Encryption

Data leak prevention

Policy enforcement

S/MIME, PGP

Leaders Quadrant, Gartner Magic Quadrant

External Users

Partners

Automated

Processes

Customers

Content Security Market Dynamics

Current EDI and FTP inadequate

Centralized management and security are necessary

Integration into existing environments is key

Email

File Transfer

Corporate Network

Secure Messenger™

MailGate™

Tumbleweed Managed File Transfer

Secure file delivery

B2B transactions

Centralized management

Automation and application integration

Award: Best Intellectual Property Protection

SecureTransport™

External Users

Partners

Automated

Processes

Customers

Dynamics are Converging

Email

File Transfer

Mid-market is large opportunity

International is frontier

Breadth/depth of products is key

Corporate Network

MailGate™

SecureTransport™

Secure
Messenger™

Additional Revenue Streams

Email

File Transfer

Mid-market is large opportunity

International is frontier

Breadth/depth of products is key

MailGate™

SecureTransport™

Secure
Messenger™

Tumbleweed

Validation
Authority

Technology
and Patent
Licensing

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Market Size ($M)
2005
2006
2007
2008
2009
2010

Tumbleweed

Market Opportunity

Growth Drivers

Business enablement with external partners and customers

Protection of information assets

Security and privacy regulations

(CAGR = 31%)

(CAGR = 31%)

(CAGR = 13%)

Source: Gartner, IDC and Tumbleweed

Digital Certificate

Validation

Managed

File Transfer

Email Security

Tumbleweed Growth Strategy

Mid-market is
growing

International is
frontier

Customer
focus is
critical

100% channel distribution

Upgrade reseller channel in US

Secure resellers in new verticals

Expand Internationally

EMEA

APAC

Solve a larger share of customer
problems

Emphasize “channel-friendly” products

Offer widest range of features and most
flexible solution suites

Tumbleweed Vision Roadmap

2006

2007

2008

2009

2010

Products

Sales Model

Customers

Category

A suite of complete

content security
products

100% channel

All businesses

Secure content

delivery

Suite of modules on
a common security
platform

100% channel (EOY ’08)

Large, medium & small

enterprises

Email and content security

WE ARE HERE

Email security /

managed file transfer/
identity validation

Large, medium

enterprises

Direct

3 product

lines

$70
$60
$50
$40
$30
$20
$10
$0
$25.5
$30.6
$43.4
$50.0
$62.0
$43.1
2002
2003
2004
2005
2006
9 Mos 2007

Tumbleweed

Revenue

($ in millions)

Financial Results

Revenue:

$43.1 million in first nine months of 2007

Channel orders represented 34% of non-renewal orders

$14.1 million in Q3 2007

Email and MFT security revenue grew 15% vs. Q3 2006

Non-GAAP results

$3.1 million loss in first non-months of 2007, or $(0.06) per share

$1.5 million loss in Q3 2007, or $(0.03) per share

$27.0 million in cash

No debt

Cost reduction program recently implemented

identix, ComNetix, KPMG, Tumbleweed
		ValiCert, LongBoard, LogicVision, VERILINK
		RSA Security, Netscape, phoenix technologies, SECURIFY, Tumbleweed
		Microsoft, FRONTBRIDGE, SECOS, EPOCH
		Borland THE OPEN ALM COMPANY, HIGHLANDER, SIEMENS, NORTEL
		Skadden, WSGR Wilson Sonsini Goodrich & Rosati
		IBM, cellnet, Schlumberger, FURUKAWA ELECTRIC

Tumbleweed

Experienced Management Team

EVP, Field
Operations

Nick Hulse

SVP, Corporate
Development

Barney Cassidy

Chief Technology
Officer

Taher Elgamal

Chief Financial
Officer

Tim Conley

Chief Executive
Officer

Jim Scullion

SVP, Product
Management

Joe Fisher

SVP, Product
Development

Jorge Rodriguez

Summary

Experienced Management Team

Solid Growth Strategy

Channel expansion

International expansion

Expand customer footprint

Uniquely Positioned for Success

Blue-chip customer base

Award-winning products

Patents

Market Leadership

www.tumbleweed.com